UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2007

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

165 South Union Blvd., Suite 565

Lakewood, CO 80228

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 238-1438

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

On April 25, 2007, the Audit Committee of the Board or Directors of US Gold Corporation (the “Company”) engaged KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 and simultaneously dismissed Stark Winter Schenkein & Co., LLP (“SWS”), the Company’s former independent registered public accounting firm.

The audit reports of the Company on its financial statements for the past two fiscal years ended December 31, 2005 and 2006 did not contain any adverse opinion, disclaimer of opinion, modification or qualification as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal years ended December 31, 2005 and 2006 and the subsequent interim period up to April 25, 2007, there were no disagreements with SWS, whether or not resolved, on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure which, if not resolved to the satisfaction of SWS, would have caused SWS to make reference to the subject matter of such disagreement in connection with its report on the Company’s financial statements for such periods.

The Company has provided SWS a copy of the foregoing disclosures.  Attached as Exhibit 16.1 is a copy of the letter from SWS dated April 25, 2007 stating its agreement with such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1         Letter from Stark Winter Schenkein & Co., LLP dated April 25, 2007.

Cautionary Statement

Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements.  Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: April 30, 2007	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

The following exhibits are furnished herewith.

Exhibit No.	Description

16.1	Letter from Stark Winter Schenkein & Co., LLP dated April 25, 2007.